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                                                        EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Petco Animal Supplies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                    /s/ KPMG Peat Marwick LLP

San Diego, California
February 4, 1997